Exhibit (a)(38)

ING PARTNERS, INC.

ARTICLES OF AMENDMENT

ING Partners, Inc., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940 (hereinafter referred to as the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:  The Corporation desires to, and does hereby, amend its charter (the “Charter”) as currently in effect.

SECOND:  The following Class of the following series is hereby dissolved:

Name of Class	Shares Allocated

ING Global Bond Portfolio — Service 2 Class	100,000,000

THIRD:  The Fifth provision of the Charter is hereby deleted and replaced in its entirety by the following:

FIFTH:       (a)       The Corporation has the authority to issue an aggregate of Twenty Billion, Six Hundred Million (20,600,000,000) shares of Capital Stock (hereinafter referred to as “Shares”);

(b)       Nineteen Billion, Three Hundred Million (19,300,000,000) of the Shares shall be classified in the following series (each a “Portfolio” and collectively the “Portfolios”):

Name of Class	Shares Allocated

ING American Century Small-Mid Cap Value Portfolio — Initial Class	100,000,000
ING American Century Small-Mid Cap Value Portfolio — Adviser Class	100,000,000
ING American Century Small-Mid Cap Value Portfolio — Service Class	100,000,000
ING American Century Small-Mid Cap Value Portfolio — Service 2 Class	100,000,000
ING Baron Small Cap Growth Portfolio — Initial Class	100,000,000
ING Baron Small Cap Growth Portfolio — Adviser Class	100,000,000
ING Baron Small Cap Growth Portfolio — Service Class	100,000,000
ING Baron Small Cap Growth Portfolio — Service 2 Class	100,000,000
ING Columbia Small Cap Value II Portfolio — Initial Class	100,000,000
ING Columbia Small Cap Value II Portfolio — Adviser Class	100,000,000
ING Columbia Small Cap Value II Portfolio — Service Class	100,000,000

Name of Class	Shares Allocated

ING Columbia Small Cap Value II Portfolio — Service 2 Class	100,000,000
ING Davis New York Venture Portfolio — Initial Class	100,000,000
ING Davis New York Venture Portfolio — Adviser Class	100,000,000
ING Davis New York Venture Portfolio — Service Class	100,000,000
ING Davis New York Venture Portfolio — Service 2 Class	100,000,000
ING Fidelity® VIP Contrafund® Portfolio — Initial Class	100,000,000
ING Fidelity® VIP Contrafund® Portfolio — Adviser Class	100,000,000
ING Fidelity® VIP Contrafund® Portfolio — Service Class	100,000,000
ING Fidelity® VIP Contrafund® Portfolio — Service 2 Class	100,000,000
ING Fidelity® VIP Equity-Income Portfolio — Initial Class	100,000,000
ING Fidelity® VIP Equity-Income Portfolio — Adviser Class	100,000,000
ING Fidelity® VIP Equity-Income Portfolio — Service Class	100,000,000
ING Fidelity® VIP Equity-Income Portfolio — Service 2 Class	100,000,000
ING Fidelity® VIP Mid Cap Portfolio — Initial Class	100,000,000
ING Fidelity® VIP Mid Cap Portfolio — Adviser Class	100,000,000
ING Fidelity® VIP Mid Cap Portfolio — Service Class	100,000,000
ING Fidelity® VIP Mid Cap Portfolio — Service 2 Class	100,000,000
ING Global Bond Portfolio — Initial Class	100,000,000
ING Global Bond Portfolio — Adviser Class	100,000,000
ING Global Bond Portfolio — Service Class	100,000,000
ING Index Solution 2015 Portfolio — Initial Class	100,000,000
ING Index Solution 2015 Portfolio — Adviser Class	100,000,000
ING Index Solution 2015 Portfolio — Service Class	100,000,000
ING Index Solution 2015 Portfolio — Service 2 Class	100,000,000
ING Index Solution 2015 Portfolio — Class T	100,000,000
ING Index Solution 2020 Portfolio — Initial Class	100,000,000
ING Index Solution 2020 Portfolio — Adviser Class	100,000,000
ING Index Solution 2020 Portfolio — Service Class	100,000,000
ING Index Solution 2020 Portfolio — Service 2 Class	100,000,000
ING Index Solution 2020 Portfolio — Class T	100,000,000
ING Index Solution 2025 Portfolio — Initial Class	100,000,000
ING Index Solution 2025 Portfolio — Adviser Class	100,000,000
ING Index Solution 2025 Portfolio — Service Class	100,000,000
ING Index Solution 2025 Portfolio — Service 2 Class	100,000,000
ING Index Solution 2025 Portfolio — Class T	100,000,000
ING Index Solution 2030 Portfolio — Initial Class	100,000,000
ING Index Solution 2030 Portfolio — Adviser Class	100,000,000
ING Index Solution 2030 Portfolio — Service Class	100,000,000
ING Index Solution 2030 Portfolio — Service 2 Class	100,000,000
ING Index Solution 2030 Portfolio — Class T	100,000,000
ING Index Solution 2035 Portfolio — Initial Class	100,000,000
ING Index Solution 2035 Portfolio — Adviser Class	100,000,000
ING Index Solution 2035 Portfolio — Service Class	100,000,000
ING Index Solution 2035 Portfolio — Service 2 Class	100,000,000
ING Index Solution 2035 Portfolio — Class T	100,000,000

Name of Class	Shares Allocated

ING Index Solution 2040 Portfolio — Initial Class	100,000,000
ING Index Solution 2040 Portfolio — Adviser Class	100,000,000
ING Index Solution 2040 Portfolio — Service Class	100,000,000
ING Index Solution 2040 Portfolio — Service 2 Class	100,000,000
ING Index Solution 2040 Portfolio — Class T	100,000,000
ING Index Solution 2045 Portfolio — Initial Class	100,000,000
ING Index Solution 2045 Portfolio — Adviser Class	100,000,000
ING Index Solution 2045 Portfolio — Service Class	100,000,000
ING Index Solution 2045 Portfolio — Service 2 Class	100,000,000
ING Index Solution 2045 Portfolio — Class T	100,000,000
ING Index Solution 2050 Portfolio — Initial Class	100,000,000
ING Index Solution 2050 Portfolio — Adviser Class	100,000,000
ING Index Solution 2050 Portfolio — Service Class	100,000,000
ING Index Solution 2050 Portfolio — Service 2 Class	100,000,000
ING Index Solution 2050 Portfolio — Class T	100,000,000
ING Index Solution 2055 Portfolio — Initial Class	100,000,000
ING Index Solution 2055 Portfolio — Adviser Class	100,000,000
ING Index Solution 2055 Portfolio — Service Class	100,000,000
ING Index Solution 2055 Portfolio — Service 2 Class	100,000,000
ING Index Solution 2055 Portfolio — Class T	100,000,000
ING Index Solution Income Portfolio — Initial Class	100,000,000
ING Index Solution Income Portfolio — Adviser Class	100,000,000
ING Index Solution Income Portfolio — Service Class	100,000,000
ING Index Solution Income Portfolio — Service 2 Class	100,000,000
ING Index Solution Income Portfolio — Class T	100,000,000
ING Invesco Van Kampen Comstock Portfolio — Initial Class	100,000,000
ING Invesco Van Kampen Comstock Portfolio — Adviser Class	100,000,000
ING Invesco Van Kampen Comstock Portfolio — Service Class	100,000,000
ING Invesco Van Kampen Comstock Portfolio — Service 2 Class	100,000,000
ING Invesco Van Kampen Equity and Income Portfolio — Initial Class	100,000,000
ING Invesco Van Kampen Equity and Income Portfolio — Adviser Class	100,000,000
ING Invesco Van Kampen Equity and Income Portfolio — Service Class	100,000,000
ING Invesco Van Kampen Equity and Income Portfolio — Service 2 Class	100,000,000
ING JPMorgan Mid Cap Value Portfolio — Initial Class	100,000,000
ING JPMorgan Mid Cap Value Portfolio — Adviser Class	100,000,000
ING JPMorgan Mid Cap Value Portfolio — Service Class	100,000,000
ING JPMorgan Mid Cap Value Portfolio — Service 2 Class	100,000,000
ING Oppenheimer Global Portfolio — Initial Class	250,000,000
ING Oppenheimer Global Portfolio — Adviser Class	100,000,000

Name of Class	Shares Allocated

ING Oppenheimer Global Portfolio — Service Class	100,000,000
ING Oppenheimer Global Portfolio — Service 2 Class	100,000,000
ING PIMCO Total Return Portfolio — Initial Class	100,000,000
ING PIMCO Total Return Portfolio — Adviser Class	100,000,000
ING PIMCO Total Return Portfolio — Service Class	100,000,000
ING PIMCO Total Return Portfolio — Service 2 Class	100,000,000
ING Pioneer High Yield Portfolio — Initial Class	100,000,000
ING Pioneer High Yield Portfolio — Service Class	100,000,000
ING Pioneer High Yield Portfolio — Service 2 Class	100,000,000
ING Solution 2015 Portfolio — Initial Class	100,000,000
ING Solution 2015 Portfolio — Adviser Class	100,000,000
ING Solution 2015 Portfolio — Service Class	100,000,000
ING Solution 2015 Portfolio — Service 2 Class	100,000,000
ING Solution 2015 Portfolio — Class T	100,000,000
ING Solution 2020 Portfolio — Initial Class	100,000,000
ING Solution 2020 Portfolio — Adviser Class	100,000,000
ING Solution 2020 Portfolio — Service Class	100,000,000
ING Solution 2020 Portfolio — Service 2 Class	100,000,000
ING Solution 2020 Portfolio — Class T	100,000,000
ING Solution 2025 Portfolio — Initial Class	100,000,000
ING Solution 2025 Portfolio — Adviser Class	100,000,000
ING Solution 2025 Portfolio — Service Class	100,000,000
ING Solution 2025 Portfolio — Service 2 Class	100,000,000
ING Solution 2025 Portfolio — Class T	100,000,000
ING Solution 2030 Portfolio — Initial Class	100,000,000
ING Solution 2030 Portfolio — Adviser Class	100,000,000
ING Solution 2030 Portfolio — Service Class	100,000,000
ING Solution 2030 Portfolio — Service 2 Class	100,000,000
ING Solution 2030 Portfolio — Class T	100,000,000
ING Solution 2035 Portfolio — Initial Class	100,000,000
ING Solution 2035 Portfolio — Adviser Class	100,000,000
ING Solution 2035 Portfolio — Service Class	100,000,000
ING Solution 2035 Portfolio — Service 2 Class	100,000,000
ING Solution 2035 Portfolio — Class T	100,000,000
ING Solution 2040 Portfolio — Initial Class	100,000,000
ING Solution 2040 Portfolio — Adviser Class	100,000,000
ING Solution 2040 Portfolio — Service Class	100,000,000
ING Solution 2040 Portfolio — Service 2 Class	100,000,000
ING Solution 2040 Portfolio — Class T	100,000,000
ING Solution 2045 Portfolio — Initial Class	100,000,000
ING Solution 2045 Portfolio — Adviser Class	100,000,000
ING Solution 2045 Portfolio — Service Class	100,000,000
ING Solution 2045 Portfolio — Service 2 Class	100,000,000
ING Solution 2045 Portfolio — Class T	100,000,000
ING Solution 2050 Portfolio — Initial Class	100,000,000

Name of Class	Shares Allocated

ING Solution 2050 Portfolio — Adviser Class	100,000,000
ING Solution 2050 Portfolio — Service Class	100,000,000
ING Solution 2050 Portfolio — Service 2 Class	100,000,000
ING Solution 2050 Portfolio — Class T	100,000,000
ING Solution 2055 Portfolio — Initial Class	100,000,000
ING Solution 2055 Portfolio — Adviser Class	100,000,000
ING Solution 2055 Portfolio — Service Class	100,000,000
ING Solution 2055 Portfolio — Service 2 Class	100,000,000
ING Solution 2055 Portfolio — Class T	100,000,000
ING Solution Aggressive Growth Portfolio — Initial Class	100,000,000
ING Solution Aggressive Growth Portfolio — Adviser Class	100,000,000
ING Solution Aggressive Growth Portfolio — Service Class	100,000,000
ING Solution Aggressive Growth Portfolio — Service 2 Class	100,000,000
ING Solution Conservative Portfolio — Initial Class	100,000,000
ING Solution Conservative Portfolio — Adviser Class	100,000,000
ING Solution Conservative Portfolio — Service Class	100,000,000
ING Solution Conservative Portfolio — Service 2 Class	100,000,000
ING Solution Growth Portfolio — Initial Class	100,000,000
ING Solution Growth Portfolio — Adviser Class	100,000,000
ING Solution Growth Portfolio — Service Class	100,000,000
ING Solution Growth Portfolio — Service 2 Class	100,000,000
ING Solution Income Portfolio — Initial Class	100,000,000
ING Solution Income Portfolio — Adviser Class	100,000,000
ING Solution Income Portfolio — Service Class	100,000,000
ING Solution Income Portfolio — Service 2 Class	100,000,000
ING Solution Income Portfolio — Class T	100,000,000
ING Solution Moderate Portfolio — Initial Class	100,000,000
ING Solution Moderate Portfolio — Adviser Class	100,000,000
ING Solution Moderate Portfolio — Service Class	100,000,000
ING Solution Moderate Portfolio — Service 2 Class	100,000,000
ING T. Rowe Price Diversified Mid Cap Growth Portfolio — Initial Class	250,000,000
ING T. Rowe Price Diversified Mid Cap Growth Portfolio — Adviser Class	100,000,000
ING T. Rowe Price Diversified Mid Cap Growth Portfolio — Service Class	100,000,000
ING T. Rowe Price Diversified Mid Cap Growth Portfolio — Service 2 Class	100,000,000
ING T. Rowe Price Growth Equity Portfolio — Initial Class	100,000,000
ING T. Rowe Price Growth Equity Portfolio — Adviser Class	100,000,000
ING T. Rowe Price Growth Equity Portfolio — Service Class	100,000,000
ING T. Rowe Price Growth Equity Portfolio — Service 2 Class	100,000,000
ING Templeton Foreign Equity Portfolio — Initial Class	100,000,000
ING Templeton Foreign Equity Portfolio — Adviser Class	100,000,000
ING Templeton Foreign Equity Portfolio — Service Class	100,000,000

Name of Class	Shares Allocated

ING Templeton Foreign Equity Portfolio — Service 2 Class	100,000,000
ING Thornburg Value Portfolio — Initial Class	100,000,000
ING Thornburg Value Portfolio — Adviser Class	100,000,000
ING Thornburg Value Portfolio — Service Class	100,000,000
ING Thornburg Value Portfolio — Service 2 Class	100,000,000
ING UBS U.S. Large Cap Equity Portfolio — Initial Class	100,000,000
ING UBS U.S. Large Cap Equity Portfolio — Adviser Class	100,000,000
ING UBS U.S. Large Cap Equity Portfolio — Service Class	100,000,000
ING UBS U.S. Large Cap Equity Portfolio — Service 2 Class	100,000,000

(c)       One Billion, Three Hundred Million (1,300,000,000) of the Shares shall be unclassified, subject to classification by the Board of Directors pursuant to the authority granted to the Board of Directors in Article EIGHTH of these Articles of Incorporation;

(d)       the par value of each Share is one-tenth of one cent ($0.001);

(e)       the aggregate par value of all Shares is Twenty Million, Six Hundred Thousand Dollars ($20,600,000).

FOURTH:          The amendment to the Charter herein set forth was duly approved by a majority of the Board of Directors of the Corporation and made pursuant to § 2-603 of the Maryland General Corporation Law.

FIFTH:               The amendment to the Charter herein set forth does not increase the authorized stock of the Corporation.

The undersigned Senior Vice President acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Senior Vice President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its Senior Vice President and attested by its Secretary as of the 27th day of January, 2012.

ATTEST:		ING PARTNERS, INC.

/s/ Huey P. Falgout, Jr.		/s/ Todd Modic

Name:	Huey P. Falgout, Jr.	Name:	Todd Modic
Title:	Secretary	Title:	Senior Vice President

CERTIFICATE

THE UNDERSIGNED, Senior Vice President of ING Partners, Inc., who executed on behalf of said corporation the foregoing Articles of Amendment to the Charter, of which this certificate is made a part, hereby acknowledges that the foregoing Articles of Amendment are the act of the said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

/s/ Todd Modic

Name:	Todd Modic
Title:	Senior Vice President